UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 12, 2005

                          Madison Avenue Holdings Inc.
                          ----------------------------
               (Exact name of Registrant as specified in charter)

        Delaware                      000-50655                20-0823997
---------------------------         -------------          --------------------
(State or other jurisdic-            (Commission              (IRS Employer
 tion of incorporation)              File Number)          Identification No.)


          428 South Atlantic Blvd., Suite 328, Monterey Park, CA 91754
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (626-576-4333)
                                                    --------------

                             c/o Cesar Villavicencio
                               344 E. 50th Street
                            New York, New York 10022
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1  REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement.
---------  ------------------------------------------

      Madison Avenue Holdings Inc. (the "Company") has entered into a Stock Purchase Agreement dated as of July 8, 2005. The other parties to the agreement are Acer Limited ("Acer"), a British Virgin Islands company owned and controlled by Cesar Villavicencio, and Alex Kam ("Kam"). Under the Stock Purchase Agreement, Acer agreed to sell to Kam 475,000 shares of common stock of the Company, constituting 95% of the issued and outstanding common stock of the Company (the "Shares"). The purchase price for the Shares is $120,000. The source of funds used by Kam to purchase the Shares was his personal funds. Additionally, the Company agreed under the Stock Purchase Agreement that, in exchange for Acer's efforts in procuring Kam's services to identify merger or acquisition targets for the Company, in the event that the Company successfully completes a merger or acquisition of one or more business entities identified by Kam (a "Business Combination"), it will issue such number of new shares of the common stock of the Company (the "New Shares") to Acer so that Acer will continue to retain 5% of equity ownership in the Company immediately after the close of any Business Combination. The transaction is expected to be closed on August 16, 2005.

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

(a)   Financial Statements of Business Acquired. None
(b)   Pro Forma Financial Information. None
(c)   Exhibits.

      10.1 Stock Purchase Agreement dated July 8, 2005, among Madison Avenue Holdings Inc., Acer Limited and Alex Kam.

      17.1  Resignation from Cesar Villavicencio dated July 8, 2005.

                                   Signatures
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MADISON AVENUE HOLDINGS INC.


August 12, 2005                                By: /s/ Cesar Villavicencio
                                                   ------------------------
                                                   Cesar Villavicencio
                                                   Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION OF EXHIBIT
--------------    ----------------------------------------------
10.1              Stock Purchase Agreement dated July 8, 2005, among Madison
                  Avenue Holdings Inc., Acer Limited and Alex Kam.

17.1              Resignation from Cesar Villavicencio dated July 8, 2005.